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Exhibit 99.1

        LETTER OF TRANSMITTAL

To Tender for Exchange
9% Senior Notes due 2012

of

SUPERIOR ESSEX COMMUNICATIONS LP

ESSEX GROUP, INC.

Pursuant to the Prospectus, dated                        , 2004

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2004, UNLESS EXTENDED.

To: THE BANK OF NEW YORK TRUST COMPANY, N.A., as Exchange Agent

Corporate Trust Operations
Reorganization Unit
101 Barclay Street 7 East
New York, NY 10286

By facsimile (for eligible guarantor institutions only): (212) 298-1915	Confirm by telephone: (212) 815-5920

By hand or overnight courier, or by registered or certified mail:
Corporate Trust Operations
Reorganization Unit
101 Barclay Street 7 East
New York, NY 10286
Attention: Carolle Montreuil

        Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than the one listed above (and/or other than by an eligible institution) will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed.

        The undersigned acknowledges that he, she or it has received the prospectus, dated                        , 2004 (the "Prospectus"), of Superior Essex Communications LP, a Delaware limited partnership, and Essex Group, Inc., a Michigan corporation (the "Issuers"), and this letter of transmittal (this "Letter of Transmittal"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange their 9% Senior Series B Notes due 2012 (the "New Notes") for an equal principal amount of their 9% Senior Notes due 2012 (the "Old Notes" and, together with the New Notes, the "Notes"). The terms of the New Notes are substantially identical to the Old Notes, except that the registration rights and related liquidated damages provisions and the transfer restrictions applicable to the Old Notes are not applicable to the New Notes. The term "Expiration Date" means 5:00 p.m., New York City time, on                        , 2004, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

        This Letter of Transmittal is to be used by Holders either if certificates representing the Old Notes are to be physically delivered to the Exchange Agent herewith by Holders or if tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The exchange offer-Procedures for tendering Old Notes."

        Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, or (iii) for whom procedures for book-entry transfer cannot be completed prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth under the caption "The exchange offer—Procedures for tendering Old Notes—Guaranteed delivery" in the Prospectus. See Instruction 5 set forth herein.

        The term "Holder" with respect to the Exchange Offer means any person in whose name Old Notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder or any participant in DTC whose name appears on a security position listing as a holder of Old Notes (which, for purposes of the Exchange Offer, include beneficial interests in the Old Notes held by direct or indirect participants in DTC and Old Notes held in definitive form). The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action that the undersigned desires to take with respect to the Exchange Offer. Holders who wish to accept the Exchange Offer and tender their Old Notes must complete this Letter of Transmittal in its entirety.

        If the undersigned is a broker-dealer that receives New Notes for its own account in exchange for Old Notes, where such Old Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, the undersigned may be deemed to be an "underwriter" under the Securities Act and the undersigned acknowledges, therefore, that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

        Holders who wish to be eligible to receive New Notes for their Old Notes pursuant to the Exchange Offer must validly tender (and not withdraw) their Old Notes to the Exchange Agent prior to the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL

DESCRIPTION OF 9% SENIOR NOTES DUE 2012

Aggregate Principal Amount Represented by Certificate(s)
Name(s) and Address(es) of Registered Holder(s) (please fill in, if blank)	Certificate Number(s)*		Principal Amount Tendered (if less than all)**

Total

*	Need not be completed by book-entry Holders.
**
Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix such schedule to this Letter of Transmittal.
The minimum permitted tender is $1,000 in principal amount. All other tenders must be in integral multiples of $1,000.

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER OLD NOTES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION 4):

Name of Tendering Institution

DTC Book Entry Account No.

Transaction Code Number

☐
CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION 5):

Name(s) of Registered Holder(s)

Window Ticket Number (if any)

Date of Execution of Notice of Guaranteed Delivery

Name of Eligible Institution that Guaranteed Delivery

☐
CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

Name:

Address:

Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Old Notes with full power of substitution (i) to deliver certificates for such Old Notes to the Issuers, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (ii) to present such Old Notes for transfer on the books of the Issuers, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that he, she or it has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are acquired by the Issuers. The undersigned and any beneficial owner of Old Notes tendered hereby further represent and warrant that (i) the New Notes acquired by the undersigned and any such beneficial owner of Old Notes pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, (ii) neither the undersigned nor any such beneficial owner has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) neither the undersigned nor any such beneficial owner is engaging in or intends to engage in a distribution of such New Notes and (iv) neither the undersigned nor any such beneficial owner is an "affiliate," as defined in Rule 405 promulgated under the Securities Act, of either of the Issuers. The undersigned and each beneficial owner acknowledge and agree that any person who is an affiliate of either of the Issuers or who tenders in the Exchange Offer for the purpose of participating in a distribution of the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a resale transaction of the New Notes acquired by such person and may not rely on the position of the staff of the Securities and Exchange Commission set forth in the no-action letters discussed in the Prospectus under the caption "The exchange offer—Resales of the New Notes." The undersigned and each beneficial owner will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby.

        For purposes of the Exchange Offer, the Issuers shall be deemed to have accepted validly tendered Old Notes when, as and if the Issuers have given oral notice (confirmed in writing) or written notice thereof to the Exchange Agent.

        If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer because of an invalid tender, the occurrence of certain events set forth in the Prospectus or otherwise, any such unaccepted Old Notes will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

        The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The exchange offer—Procedures for tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer, subject only to withdrawal of such tenders on the terms set forth in the Prospectus under the caption "The exchange offer—Withdrawal rights."

        Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any certificates for Old Notes not tendered or not exchanged in the name(s) of the undersigned (or in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s). The undersigned understands that the Issuers have no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name(s) of the registered Holder(s) thereof if the Issuers do not accept for exchange any of the Old Notes so tendered.

        Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and any other documents required by this Letter of Transmittal to the Exchange Agent prior to the Expiration Date, or (iii) for whom procedures for book-entry transfer cannot be completed prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The exchange offer—Procedures for tendering Old Notes—Guaranteed delivery." See Instruction 5.

PLEASE SIGN HERE
X	Date:

X	Date:

Signature(s) of Registered Holder(s) or Authorized Signatory

          The above lines must be signed by the registered holder(s) as his or her name(s) appear(s) on the Old Notes or by the person(s) authorized to become the registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If this Letter of Transmittal or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must (i) so indicate and set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act. See Instruction 7.

Name(s):	(Please Print)

Capacity:
Address:	(Include Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security Number(s):
Date:

  Signature(s) Guaranteed by an Eligible Institution:
  (If required by Instruction 7)

(Authorized Signature)
(Name and Title)
(Name of Firm)
Address:	(Include Zip Code)
Area Code and Telephone Number:
Date:

  SPECIAL ISSUANCE INSTRUCTIONS
  (See Instructions 7, 8 and 9)

  To be completed ONLY if certificates for Old Notes in a principal amount not tendered, and/or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned. Issue certificate(s) to:

Name:	(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security No.)
Credit New Notes and any unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below:
DTC Account Number:

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 7, 8 and 9)

  To be completed ONLY if certificates for Old Notes in a principal amount not tendered, and/or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued to the undersigned, or in the name of someone other than the undersigned, at an address other than that shown above.

  Deliver certificate(s) to:

Name:	(Please Print)
Address:
(Include Zip Code)
(Tax Identification or Social Security No.)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS
OF THE EXCHANGE OFFER

        1.    Procedures for Tendering.    This Letter of Transmittal (or facsimile hereof), properly completed and duly executed, and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date. In addition, either (i) certificates for tendered Old Notes must be received by the Exchange Agent prior to the Expiration Date, (ii) a timely confirmation of a book-entry transfer (a "Book Entry Confirmation") of such Old Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer described below, must be received by the Exchange Agent prior to the Expiration Date or (iii) the Holder must comply with the guaranteed delivery procedures described below.

        The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. If sent by mail, it is recommended that registered mail, return receipt requested, be used and proper insurance be obtained. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuers.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Issuers in their sole discretion, which determination will be final and binding. The Issuers reserve the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuers' acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Issuers' interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuers will determine. Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of Old Notes, none of the Issuers, the Exchange Agent or any other person will be under any duty to give any such notification, nor will any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that the Issuers determine are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        2.    Tender by Holder.    Only a Holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact the registered holder promptly and instruct such registered holder to tender on such beneficial owner's behalf. If such beneficial owner wishes to tender on such beneficial owner's own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering such beneficial owner's Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder. The transfer of registered ownership may take considerable time.

        3.    Partial Tenders.    Tenders of Old Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of 9% Senior

Notes due 2012" above. The entire principal amount of any Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his, her or its registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Notes are accepted for exchange.

        4.    Book-Entry Transfer.    Any financial institution that is a participant in DTC's system may make book-entry delivery of Old Notes by causing DTC to transfer such Old Notes into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. However, although delivery of Old Notes may be effected through book-entry transfer at DTC, this Letter of Transmittal (or facsimile hereof) with any required signature guarantees and any other required documents must, in any case, be transmitted to and received by the Exchange Agent prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

        5.    Guaranteed Delivery Procedures.    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes, this Letter of Transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date, or (iii) for whom procedures for book-entry transfer cannot be completed prior to the Expiration Date must tender their Old Notes according to the guaranteed delivery procedures described below. Pursuant to such procedures: (a) such tender must be made through an Eligible Institution (as defined below); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail, hand delivery or overnight courier) setting forth the name and address of the Holder, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes, or a Book-Entry Confirmation, and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and duly executed Letter of Transmittal (or facsimile hereof), as well as the certificate(s) representing all tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery. Any Holder who wishes to tender his, her or its Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to the Expiration Date.

        6.    Withdrawal of Tenders.    To withdraw a tender of Old Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent prior to the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Old Notes to be withdrawn, (ii) identify the Old Notes to be withdrawn (including the principal amount of such Old Notes), (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Old Notes register the transfer of such Old Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Old Notes are to be registered, if different from that of the tendering Holder. If certificates for Old Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of such certificates, the withdrawing Holder must also submit the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an Eligible Institution, unless such

Holder is an Eligible Institution. If Old Notes have been tendered pursuant to the procedure for book-entry transfer described above, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of DTC. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers in their sole discretion, which determination will be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered by following one of the procedures described above in Instruction 1, Procedures for Tendering, at any time prior to the Expiration Date.

        7.    Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.    If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder or holders of Old Notes tendered and the certificate or certificates for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder or holders and neither the "Special Delivery Instructions" nor the "Special Issuance Instructions" has been completed, then such holder or holders need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder or holders must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, set forth his or her full title and, unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act with this Letter of Transmittal.

        Endorsements on Old Notes or signatures on bond powers required by this Instruction 7 must be guaranteed by an Eligible Institution which is a member of (a) the Securities Transfer Agents Medallion Program, (b) the New York Stock Exchange Medallion Signature Program or (c) the Stock Exchange Medallion Program.

        Except as otherwise provided below, Old Notes must be duly endorsed or accompanied by a properly executed bond power, with the endorsement or signature on the bond power and on the letter of transmittal or the notice of withdrawal, as the case may be, guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein): (a) a bank, (b) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (c) a credit union, (d) a national securities exchange, registered securities association or clearing agency or (e) a savings association that is a participant in a Securities Transfer Association. Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such holder(s) has not completed the box set forth herein entitled "Special Issuance Instructions" or the box set forth herein entitled "Special Delivery Instructions" or (b) such Old Notes are tendered for the account of an Eligible Institution.

        8.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the applicable box or boxes, the name and/or address to which New Notes or Old Notes for principal amounts not tendered or not accepted for exchange are to be issued and/or sent, if different from the name and/or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        9.    Transfer Taxes.    The Issuers will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

        Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

        10.    Waiver of Conditions.    The Issuers reserve the right, in their sole discretion, to amend, waive or modify specified conditions to the Exchange Offer in the case of any Old Notes tendered.

        11.    Mutilated, Lost, Stolen or Destroyed Old Notes.    Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address and telephone number indicated herein for further instructions.

        12.    Requests for Assistance or Additional Copies.    Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number specified herein. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        13.    Substitute Form W-9.    Federal income tax laws require each tendering Holder to provide the Issuers with a correct taxpayer identification number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to indicate whether or not the Holder is subject to backup withholding by completing Part IV of the Form. Failure to provide the information on the Form or to complete Part IV of the Form may subject the tendering Holder to backup federal income tax withholding, currently at the rate of 28%, on payments made to the Holder. The box in Part III of the Form may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked and the Holder does not provide the Issuers with a TIN within 60 days, the Issuers will withhold on all such payments thereafter until a TIN is provided to the Issuers.

IMPORTANT TAX INFORMATION

        The federal income tax discussion set forth below is included for general information only. Each Holder is urged to consult a tax advisor to determine the particular tax consequences to it (including the application and effect of foreign, state and local tax laws) of the Exchange Offer. Certain Holders (including insurance companies, tax exempt organizations and foreign tax payers) may be subject to special rules not discussed below. The discussion does not consider the effect of any applicable foreign, state and local tax laws.

        Under federal income tax law, a Holder tendering Old Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 below. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Tax Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to New Notes may be subject to backup withholding.

        Certain Holders (including, among others, all corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. A corporation, however, must complete the Substitute Form W-9, including providing its TIN and indicating that it is exempt from backup withholding, in order to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

        If backup withholding applies, the Company is required to withhold, at a current rate of 28%, on amounts payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments that are made to a Holder with respect to New Notes, the Holder is required to notify the Exchange Agent of his, her or its correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such Holder that he, she or it is no longer subject to backup withholding.

What Number to Give the Exchange Agent

        Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the New Notes. If New Notes are to be in more than one name or are not to be in the name of the actual Holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidance on which number to report.

Certificate of Awaiting Tax Identification Number

        If the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future, check the box in Part 3 on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with a TIN within 60 days, the Exchange Agent will withhold up to 28% of all payments made thereafter until a TIN is provided to the Exchange Agent.

        THE FOREGOING DISCUSSION OF CERTAIN FEDERAL INCOME TAX CONSIDERATIONS DOES NOT CONSIDER THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY HOLDER'S SITUATION OR STATUS. THE SUMMARY IS BASED ON THE PROVISIONS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, REGULATIONS, PROPOSED REGULATIONS, RULINGS AND JUDICIAL DECISIONS NOW IN EFFECT, ALL OF WHICH ARE SUBJECT TO CHANGE, POSSIBLY ON A RETROACTIVE BASIS. HOLDERS OF OLD NOTES (INCLUDING HOLDERS OF OLD NOTES WHO DO NOT EXCHANGE THEIR OLD NOTES FOR NEW NOTES) SHOULD CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM, INCLUDING THE TAX CONSEQUENCES UNDER STATE, LOCAL, FOREIGN AND OTHER LAWS, OF THE EXCHANGE OF OLD NOTES FOR NEW NOTES. FOR ADDITIONAL INFORMATION, SEE "CERTAIN U.S. FEDERAL TAX CONSIDERATIONS" IN THE PROSPECTUS.

This Substitute Form W-9 Must be Completed and Signed

        Please provide your social security number or other taxpayer identification number on the following Substitute Form W-9 and certify therein that you are not subject to backup withholding:

PAYER'S NAME:

THE BANK OF NEW YORK TRUST COMPANY, N.A.

Name of Holder (if joint, list first and circle the name of the person or entity whose number you enter in Part I below).

Address (if Holder does not complete, signature below will constitute a certification that the above address is correct).

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service	Part I—Please provide your TIN or EIN in the box at right and certify by signing and dating below. If you do not have a number, see How to Obtain a "TIN" in the enclosed Guidelines.	Part III—Social Security Number or Employer Identification Number Awaiting TIN ☐

Payer's Request for Taxpayer Identification Number (TIN)	Part II—For Payees exempt from backup withholding, please check the box, sign in Part IV and see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Exempt from Backup Withholding ☐

Part IV—Certification. Under penalties of perjury, I certify that:
(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2)
I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3)	I am a U.S. person (including a U.S. resident alien).

Certification Instructions. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.)

Signature	Date
Address

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING (CURRENTLY AT THE RATE OF 28%) ON ANY PAYMENTS MADE TO YOU UNDER THE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

NOTE:	YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAX IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, I will be subject to backup withholding (currently at the rate of 28%) on all reportable payments made to me thereafter until I provide a number.

Signature	Date	, 2004

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PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
IMPORTANT TAX INFORMATION